WaveDancer and Firefly Neuroscience, an AI-Driven Brain Health Company, Each Receive Respective Stockholder Approvals for Merger

Successful votes from both parties’ stockholders mark a critical step toward deal closing with the pioneering artificial intelligence-enabled neurological technology company.

FAIRFAX, VA, March 18, 2024 - WaveDancer, Inc. (Nasdaq: WAVD) and Firefly Neuroscience, an AI-driven brain health company, each received majority support of the proposals set forth in their special meetings of stockholders that were held via conference calls on March 14, 2024.

Approval of the proposals provided the stockholder support necessary for WaveDancer (the Company) to move forward on its merger with Firefly Neuroscience, a medical technology and AI company developing and pioneering innovative neuroscientific solutions to improve outcomes for patients with mental illnesses and neurological disorders. Firefly has developed its FDA 510(k)-cleared Brain Network Analytics software platform (the “BNA Platform”) and is focused on advancing diagnostic and treatment approaches for people suffering from mental illnesses and cognitive disorders, including depression, dementia, anxiety disorders, concussions, and attention-deficit/hyperactivity disorder (ADHD).

"Today's overwhelmingly favorable shareholder vote is an important step in consummating the merger and reinventing WaveDancer as an AI-enabled Neurological health platform,” said Jamie Benoit, Chairman and CEO of WaveDancer. “On behalf of the Company, we thank the shareholders for participating in the vote."

Given stockholder support, the Company will continue forward with its merger efforts and expect the deal to close in Q2 2024, subject to satisfying the closing conditions which include meeting the requirements to be listed on Nasdaq. The combined company will focus on continuing to develop and commercialize Firefly’s Artificial Intelligence-driven Brain Network Analytics (BNA™) platform, which was previously cleared by the U.S. Food and Drug Administration (“FDA”). Upon closing, the combined company is expected to operate under the name Firefly Neuroscience, Inc., and trade on the Nasdaq Capital Market.

Additional Information About the WaveDancer/Firefly Merger and Where to Find It

As previously announced, on November 15, 2023, WaveDancer, FFN Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of WaveDancer (“Merger Sub”), and Firefly, entered into an Agreement and Plan of Merger (as amended by that certain Amendment No. 1, dated as of January 12, 2024, and as may be further amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into Firefly, with Firefly continuing as the surviving corporation and a wholly-owned subsidiary of WaveDancer (following the consummation of the merger and the name change described below, the “combined company”), on the terms and conditions set forth in the Merger Agreement. WaveDancer has filed with the SEC the Registration Statement, which includes a preliminary proxy statement/prospectus of WaveDancer that was distributed to WaveDancer stockholders and provided important information about WaveDancer, Firefly, and the Merger Agreement, including WaveDancer’s solicitation of proxies for the meeting held on March 14, 2024.

The registration statement containing the proxy statement, prospectus, and proposals to be considered is available without charge through the SEC's website at www.sec.gov or at www.wavedancer.com.

The combined company's common stock is anticipated to be listed on NASDAQ under the ticker symbol "AIFF."

About Firefly

Firefly is a medical technology and AI company developing and pioneering innovative neuroscientific solutions to improve outcomes for patients with mental illnesses and neurological disorders. The Company has developed its FDA 510(k)-cleared Brain Network Analytics software platform (the “BNA Platform”) and is focused on advancing diagnostic and treatment approaches for people suffering from mental illnesses and cognitive disorders, including depression, dementia, anxiety disorders, concussions, and attention-deficit/hyperactivity disorder (ADHD). Over the last 15 years, the Company has invested approximately $60 million to develop its BNA Platform software, compile a database of brain wave tests, gain patent protection, and receive FDA approval to market and sell the BNA Platform.  As a result, Firefly is now pursuing commercial launch of the BNA Platform in multiple markets, including pharmaceutical companies with drug research and clinical trial activities and medical practitioners for use in their clinics.

The BNA Platform is a software as a medical solution that was developed using AI and machine learning (ML) on Firefly’s extensive proprietary database of standardized, high-definition longitudinal electroencephalograms (“EEGs”) of over 17,000 patients representing twelve disorders, as well as clinically normal patients. The BNA Platform, in conjunction with an FDA-cleared EEG system, can provide clinicians with comprehensive insights into brain function (cognition). These insights can enhance a clinician’s ability to accurately diagnose mental illnesses and cognitive disorders and to evaluate what therapy and/or drug is best suited to optimize a patient’s outcome.

Please visit https://fireflyneuro.com/ for more information.

About WaveDancer

WaveDancer, based in Fairfax, VA, has been servicing federal and commercial customers since 1979. The Company is in the business of developing and maintaining information technology (“IT”) systems, modernizing client information systems, and performing other IT-related professional services to government and commercial organizations. https://wavedancer.com.In connection with the merger, WaveDancer’s current business will be sold and WaveDancer, which intends to change its name to Firefly Neuroscience, will solely advance the current Firefly business.

Additional Information

This press release may be deemed to be solicitation material with respect to the proposed transactions between WaveDancer and Firefly. This press release is not a substitute for the Registration Statement, definitive proxy statement/prospectus, or any other documents that WaveDancer may file with the SEC or send to security holders in connection with the proposed transaction.

Investors and security holders may obtain free copies of the documents filed with the SEC, once available, on WaveDancer’s website at www.wavedancer.com, or on the SEC’s website at www.sec.gov.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “hopes,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the proposed merger between WaveDancer and Firefly, including whether and when the transactions will be consummated; and other statements that are not historical fact. The timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of WaveDancer and Firefly to consummate the proposed merger; and (iii) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance Firefly’s products, clinical and pharmaceutical programs. These and other risks and uncertainties are more fully described in the Registration/Proxy Statement You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, WaveDancer expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Contact Information

WaveDancer

Tim Hannon, CFO
Investors@WaveDancer.com

Firefly

Paul Krzywicki, CFO

1-888-237-6412

Investor Contact

KCSA Strategic Communications

Valter Pinto, Managing Director

PH: (212) 896-1254

Valter@KCSA.com